Exhibit 21

SUBSIDIARY LIST (2015)

NAME OF SUBSIDIARY	STATE OF INCORPORATION
6600 BROADVIEW, LLC	OHIO
ARIZONA NEWS CHANNEL, LLC	DELAWARE
BELO ADVERTISING CUSTOMER SERVICES, INC.	DELAWARE
BELO CAPITAL BUREAU, INC.	DELAWARE
BELO CORP.	DELAWARE
BELO HOLDINGS, INC.	DELAWARE
BELO INVESTMENT, LLC	DELAWARE
BELO KENTUCKY, INC.	KENTUCKY
BELO LEAD MANAGEMENT, LLC	DELAWARE
BELO LIVE VIDEO SOLUTIONS, LLC	DELAWARE
BELO MANAGEMENT SERVICES, INC.	DELAWARE
BELO SAN ANTONIO, INC.	DELAWARE
BELO SEARCH SOLUTIONS, LLC	DELAWARE
BELO TV, INC.	DELAWARE
BELO TECHNOLOGY ASSETS II, INC.	DELAWARE
BELO VENTURES, INC.	DELAWARE
BLINQ MEDIA, LLC	GEORGIA
CAPE PUBLICATIONS, INC.	DELAWARE
CAREERBUILDER, LLC	DELAWARE
CARS.COM, LLC	DELAWARE
CARS.COM HOLDINGS, INC.	DELAWARE
CARS.COM HOLDINGS, LLC	DELAWARE
COMBINED COMMUNICATIONS CORPORATION OF OKLAHOMA, LLC	OKLAHOMA
CORPORATE ARENA ASSOCIATES, INC.	TEXAS
FIRST COAST TOWER GROUP	FLORIDA
GBHC, LLC	DELAWARE
G/O DIGITAL MARKETING, LLC	DELAWARE
GTMP HOLDINGS, LLC	DELAWARE
KENS-TV, INC.	DELAWARE
KHOU-TV, INC.	DELAWARE
KING BROADCASTING COMPANY	WASHINGTON
KING NEWS CORPORATION	WASHINGTON
KMSB-TV, INC.	ARIZONA
KONG-TV, INC.	DELAWARE
KSKN TELEVISION, INC.	DELAWARE
KTTU-TV, INC.	DELAWARE
KTVK, INC.	DELAWARE
KVUE TELEVISION, INC.	DELAWARE
KXTV, LLC	MICHIGAN
LAKE CEDAR GROUP LLC	DELAWARE
LSB BROADCASTING, INC.	DELAWARE
MEDIA SALES ACADEMY, LLC	TEXAS

NAME OF SUBSIDIARY	STATE OF INCORPORATION
MULTIMEDIA ENTERTAINMENT, LLC	SOUTH CAROLINA
MULTIMEDIA HOLDINGS CORPORATION	SOUTH CAROLINA
MULTIMEDIA KSDK, LLC	SOUTH CAROLINA
NORTHWEST CABLE NEWS, INC.	DELAWARE
NTV, INC.	DELAWARE
PACIFIC AND SOUTHERN, LLC	DELAWARE
SANDER OPERATING CO I LLC	DELAWARE
SANDER OPERATING CO III LLC	DELAWARE
SANDER OPERATING CO IV LLC	DELAWARE
SANDER OPERATING CO V LLC	DELAWARE
SCREENSHOT DIGITAL, INC.	DELAWARE
SHOPLOCAL, LLC	DELAWARE
SIGHTLINE MEDIA GROUP, LLC	DELAWARE
TEGNA BROADCAST SERVICE CENTER, LLC	DELAWARE
TEGNA PACIFIC, LLC	HAWAII
TELEFARM, INC.	DELAWARE
TEXAS CABLE NEWS, INC.	DELAWARE
WCNC-TV, INC.	NORTH CAROLINA
WFAA-TV, INC.	DELAWARE
WFMY TELEVISION, LLC	NORTH CAROLINA
WKYC HOLDINGS, LLC	DELAWARE
WKYC-TV, LLC	DELAWARE
WUSA-TV, INC.	DELAWARE
WVEC TELEVISION, INC.	DELAWARE
WWL-TV, INC.	DELAWARE